UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 21, 2025

Golden Matrix Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-41326	46-1814729
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D131

Las Vegas, NV 89103

(Address of principal executive offices)(zip code)

Registrant’s telephone number, including area code: (702) 318-7548

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value Per Share	GMGI	The NASDAQ Stock Market LLC (The NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Seventh Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital

As previously disclosed in the Current Report on Form 8-K filed by Golden Matrix Group, Inc. (the “Company”, “Golden Matrix”, “we” and “us”) with the Securities and Exchange Commission (the “SEC”) on April 9, 2024, effective on April 1, 2024, we closed the transactions contemplated by that certain Sale and Purchase Agreement of Share Capital dated January 11, 2023 (as amended and restated from time to time, the “Purchase Agreement”) with Aleksandar Milovanović (“Milovanović”), Zoran Milošević (“Milošević”) and Snežana Božović (“Božović”, and collectively with Milovanović and Milošević, the “Sellers”), the former owners of Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia (“Meridian Serbia”); Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro; Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta; and Meridian Gaming (Cy) Ltd, a company formed and registered in the republic of Cyprus (collectively, “MeridianBet Group”). Pursuant to the Purchase Agreement, on April 9, 2024 (the “Closing Date”), and effective on April 1, 2024, we acquired 100% of MeridianBet Group.

Božović is a member of the Board of Directors of the Company; Milošević is the Chief Executive Officer of MeridianBet Group and Milovanović is a greater than 5% stockholder of the Company.

As part of the consideration for the acquisition, we agreed to pay the Sellers, among other consideration, (a) a total of $10,000,000 twelve (12) months after the Closing Date (the “12 Month Non-Contingent Post-Closing Cash Consideration”); and (b) a total of $10,000,000 eighteen (18) months after the Closing Date (the “18 Month Non-Contingent Post-Closing Cash Consideration”).

On, and effective on, August 21, 2025, we and the Sellers entered into a Seventh Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital (the “Sevent Amendment”), which amended the Purchase Agreement to (a) confirm that $9,700,000 of the 12 Month Non-Contingent Post-Closing Cash Consideration had already been paid by the Company subsequent to the Closing Date and prior to August 21, 2025; (b) confirm that $100,7000 of the 18 Month Non-Contingent Post-Closing Cash Consideration had already been paid by the Company subsequent to the Closing Date and prior to August 21, 2025; (c) provide that a total of: (i) $200,000 of 18 Month Non-Contingent Post-Closing Cash Consideration owed to Milovanović would be converted into common stock of the Company, pursuant to a separate Post-Closing Cash Consideration Conversion Agreement entered into between the Company and the Sellers on or around August 21, 2025 (the “Cash Conversion Agreement”), and (ii) provide that $30,000 owed to Milošević and $30,000 owed to Božović of the 12 Month Non-Contingent Post-Closing Cash Consideration would be converted into common stock of the Company, pursuant to the Cash Conversion Agreement; and (c) provide that the remaining unpaid amount of the 12 Month Non-Contingent Post-Closing Cash Consideration and 18 Month Non-Contingent Post-Closing Cash Consideration owed to the Sellers would be due and payable by the Company on or before October 9, 2025.

Post-Closing Cash Consideration Conversion Agreement

Also on August 21, 2025, the Company entered into a Post-Closing Cash Conversion Agreement with Milovanović, Milošević and Božović.

Pursuant to the Cash Conversion Agreement, the Company and (a) Milovanović agreed to convert an aggregate of $200,000 of 18 Month Non-Contingent Post-Closing Cash Consideration payable to Milovanović by the Company pursuant to the terms of the Purchase Agreement, into 115,038 shares of common stock of the Company, based on a conversion price of $1.29 per share; (b) Milošević agreed to convert an aggregate of $30,000 of the 12 Month Non-Contingent Post-Closing Cash Consideration payable to Milošević by the Company pursuant to the terms of the Purchase Agreement into 22,556 shares of common stock of the Company, and (c) Božović agreed to convert an aggregate of $30,000 of the 12 Month Non-Contingent Post-Closing Cash Consideration payable to Božović by the Company pursuant to the terms of the Purchase Agreement into 22,556 shares of common stock of the Company, each based on a conversion price of $1.33 per share, which was greater than the consolidated closing bid price of the Company’s common stock on the date the agreement became binding on all parties.

Collectively, the shares of common stock issuable to the Sellers pursuant to the Cash Conversion Agreement, the “Post-Closing Cash Conversion Shares”.

Pursuant to the Cash Conversion Agreement, which included customary representations and warranties of the parties, the Sellers agreed that the shares of common stock issuable in connection therewith were in full and complete satisfaction of the portions of the applicable non-contingent post-closing cash consideration payable to such persons.

* * * * *

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The foregoing description of the Seventh Amendment and Cash Conversion Agreement, is not complete and is subject to, and qualified in its entirety by reference to the Seventh Amendment and Cash Conversion Agreement, attached hereto as Exhibits 2.8 and 10.1, respectively, which are incorporated in this Item 1.01 by reference in their entirety.

Item 3.02. Unregistered Sales of Equity Securities.

The information and disclosures set forth in Item 1.01 above are incorporated into this Item 3.02 by reference in their entirety.

The Company claims an exemption from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), for the issuance of the Post-Closing Cash Conversion Shares, since the offer and sale of such securities did not involve a public offering and the recipients were “accredited investors”. The securities were offered without any general solicitation by us or our representatives. No underwriters or agents were involved in the foregoing issuances and we paid no underwriting discounts or commissions. The securities are subject to transfer restrictions, and the securities will contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
2.1#£

Amended and Restated Sale and Purchase Agreement of Share Capital dated June 27, 2023 by and between Golden Matrix Group, Inc., as purchaser and the shareholders of: Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia, Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro, Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta, and Meridian Gaming (Cy) Ltd, a company formed and registered in the Republic of Cyprus, as sellers (Filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 30, 2023, and incorporated by reference herein)(File No. 001-41326)

2.2

First Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital dated September 22, 2023 by and between Golden Matrix Group, Inc., as purchaser and the shareholders of: Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia, Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro, Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta, and Meridian Gaming (Cy) Ltd, a company formed and registered in the Republic of Cyprus, as sellers (Filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 28, 2023, and incorporated by reference herein)(File No. 001-41326)

2.3

Second Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital dated January 22, 2024, by and between Golden Matrix Group, Inc., as purchaser and the shareholders of: Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia, Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro, Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta, and Meridian Gaming (Cy) Ltd, a company formed and registered in the Republic of Cyprus, as sellers (Filed as Exhibit 2.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 24, 2024, and incorporated by reference herein)(File No. 001-41326)

2.4

Third Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital dated April 8, 2024, by and between Golden Matrix Group, Inc., as purchaser and the shareholders of: Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia, Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro, Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta, and Meridian Gaming (Cy) Ltd, a company formed and registered in the Republic of Cyprus, as sellers (Filed as Exhibit 2.4 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 9, 2024, and incorporated by reference herein)(File No. 001-41326)

2.5#

Fourth Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital dated June 17, 2024, by and between Golden Matrix Group, Inc., as purchaser and the shareholders of: Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia, Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro, Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta, and Meridian Gaming (Cy) Ltd, a company formed and registered in the Republic of Cyprus, as sellers (Filed as Exhibit 2.5 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 21, 2024, and incorporated by reference herein)(File No. 001-41326)

2.6

Fifth Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital dated October 1, 2024, by and between Golden Matrix Group, Inc., as purchaser and the shareholders of: Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia, Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro, Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta, and Meridian Gaming (Cy) Ltd, a company formed and registered in the Republic of Cyprus, as sellers (Filed as Exhibit 2.6 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 2, 2024, and incorporated by reference herein)(File No. 001-41326)s

2.7

Sixth Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital dated April 9, 2025, by and between Golden Matrix Group, Inc., as purchaser and the shareholders of: Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia, Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro, Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta, and Meridian Gaming (Cy) Ltd, a company formed and registered in the Republic of Cyprus, as sellers (Filed as Exhibit 2.7 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 14, 2025, and incorporated by reference herein)(File No. 001-41326)

2.8*

Seventh Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital dated August 21, 2025, by and between Golden Matrix Group, Inc., as purchaser and the shareholders of: Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia, Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro, Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta, and Meridian Gaming (Cy) Ltd, a company formed and registered in the Republic of Cyprus, as sellers

10.1*	Post-Closing Cash Consideration Conversion Agreement dated August 21, 2025, by and between Golden Matrix Group, Inc. and Aleksandar Milovanović, Zoran Milošević and Snežana Božović
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

** Furnished herewith.

# Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2)(ii) of Regulation S-K. A copy of any omitted schedule or Exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Golden Matrix Group, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or Exhibit so furnished.

£ Certain personal information which would constitute an unwarranted invasion of personal privacy has been redacted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GOLDEN MATRIX GROUP, INC.

Date: August 27, 2025	By:	/s/ Anthony Brian Goodman
Anthony Brian Goodman
Chief Executive Officer

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